UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 13, 2013

Date of Report (Date of earliest event reported)

Protective Life Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11339	95-2492236
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of principal executive offices and zip code)

(205) 268-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Protective Life Corporation (“PLC”) held its Annual Meeting of Share Owners on May 13, 2013 (the “2013 Annual Meeting”).  The matters that were voted upon at the 2013 Annual Meeting, and the number of votes cast for, or against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below.

(1)         Election of Directors.

	Number of	Number of	Broker
Name of Director	Shares Voted For	Shares Against	Non-Votes
Robert O. Burton	64,405,656	185,070	7,233,253
Elaine L. Chao	64,313,804	286,421	7,233,253
Thomas L. Hamby	64,319,310	277,022	7,233,253
John D. Johns	60,103,462	4,490,360	7,233,253
Vanessa Leonard	64,368,750	214,218	7,233,253
Charles D. McCrary	53,889,429	10,717,920	7,233,253
John J. McMahon, Jr.	62,294,198	2,299,282	7,233,253
Hans H. Miller	64,406,327	164,656	7,233,253
Malcolm Portera	64,348,308	235,880	7,233,253
C. Dowd Ritter	55,962,305	8,642,881	7,233,253
Jesse J. Spikes	64,324,678	266,413	7,233,253
William A. Terry	64,422,451	163,424	7,233,253
W. Michael Warren, Jr.	62,408,190	2,184,814	7,233,253
Vanessa Wilson	64,317,955	272,272	7,233,253

The affirmative vote of a majority of the shares present at the 2013 Annual Meeting, in person or by proxy, and entitled to vote on the proposal, was required to elect each nominee for director.  Accordingly, each of the nominees for director set forth above was elected by the share owners, to serve until the next annual meeting of share owners or until he or she is succeeded by another qualified director who has been elected.

(2)         Approval of the Company’s Stock Plan for Non-Employee Directors.

Votes For	Votes Withheld	Abstain	Broker Non-Votes
58,816,459	5,698,085	358,285	7,233,253

The affirmative vote of a majority of the shares present at the 2013 Annual Meeting, in person or by proxy, and entitled to vote on the proposal, was required to adopt the proposal set forth above.  Accordingly, the Company’s Stock Plan for Non-Employee Directors was approved by the share owners.

(3)         Advisory Vote Regarding the Compensation of the Named Executive Officers.

The share owners were asked to vote on the following advisory resolution:

“RESOLVED, that the Company’s share owners advise that they approve the compensation of the Company’s named executive officers, as disclosed in the Company’s

Proxy Statement for the 2013 Annual Meeting of Share Owners pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and the related discussion and materials.”

Votes For	Votes Withheld	Abstain	Broker Non-Votes
58,783,181	5,663,392	426,256	7,233,253

The affirmative vote of a majority of the shares present at the 2013 Annual Meeting, in person or by proxy, and entitled to vote on the proposal, was required to adopt the resolution set forth above.  Accordingly, the resolution set forth above was approved by the share owners.

(4)         Ratification of Appointment of PricewaterhouseCoopers LLP as Independent Accountants for 2013.

Votes For	Votes Against	Abstain	Broker Non-Votes
69,541,971	2,366,531	197,580	0

The affirmative vote of a majority of the shares present at the 2013 Annual Meeting, in person or by proxy, and entitled to vote on the proposal, was required to ratify the appointment of PricewaterhouseCoopers LLP as Independent Accountants for 2013.  Accordingly, the proposal to ratify the appointment of PricewaterhouseCoopers LLP as Independent Accountants for 2013 was approved by the share owners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTECTIVE LIFE CORPORATION
(Registrant)

/s/ Steven G. Walker
Steven G. Walker
Senior Vice President, Controller
and Chief Accounting Officer

Dated: May 13, 2013